                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] Soliciting Material Under Rule
[_] Confidential, For Use of the                14a-12
    Commission Only (as permitted
    by Rule 14a-6(e)(2))
[X] Definitive Joint Proxy Statement
[_] Definitive Additional Materials

                           PIMCO MUNICIPAL INCOME FUND
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                         PIMCO MUNICIPAL INCOME FUND II
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                         PIMCO MUNICIPAL INCOME FUND III
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III

-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
2)  Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
5)  Total fee paid:

-------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)  Amount previously paid:

------------------------------------------------------------------------------

2)  Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------
3)  Filing Party:
------------------------------------------------------------------------------
4)  Date Filed:
------------------------------------------------------------------------------

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 28, 2005

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

To the Shareholders of PIMCO Municipal Income Fund (‘‘PMF’’), PIMCO California Municipal Income Fund (‘‘PCQ’’), PIMCO New York Municipal Income Fund (‘‘PNF’’), PIMCO Municipal Income Fund II (‘‘PML’’), PIMCO California Municipal Income Fund II (‘‘PCK’’), PIMCO New York Municipal Income Fund II (‘‘PNI’’), PIMCO Municipal Income Fund III (‘‘PMX’’), PIMCO California Municipal Income Fund III (‘‘PZC’’), PIMCO New York Municipal Income Fund III (‘‘PYN’’) (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’):

Notice is hereby given that a Joint Annual Meeting of Shareholders (the ‘‘Meeting’’) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Wednesday, December 28, 2005 at 9:30 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated November 16, 2005:

1.	To elect Trustees of the Funds, each to hold office for the term indicated and until his successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of each Fund has fixed the close of business on November 4, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of the Fund
Thomas J. Fuccillo, Secretary

New York, New York
November 16, 2005

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO MUNICIPAL INCOME FUND (‘‘PMF’’)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND (‘‘PCQ’’)
PIMCO NEW YORK MUNICIPAL INCOME FUND (‘‘PNF’’)
PIMCO MUNICIPAL INCOME FUND II (‘‘PML’’)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (‘‘PCK’’)
PIMCO NEW YORK MUNICIPAL INCOME FUND II (‘‘PNI’’)
PIMCO MUNICIPAL INCOME FUND III (‘‘PMX’’)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (‘‘PZC’’)
PIMCO NEW YORK MUNICIPAL INCOME FUND III (‘‘PYN’’)

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 28, 2005

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the ‘‘Board’’) of PIMCO Municipal Income Fund (‘‘PMF’’), PIMCO California Municipal Income Fund (‘‘PCQ’’), PIMCO New York Municipal Income Fund (‘‘PNF’’), PIMCO Municipal Income Fund II (‘‘PML’’), PIMCO California Municipal Income Fund II (‘‘PCK’’), PIMCO New York Municipal Income Fund II (‘‘PNI’’), PIMCO Municipal Income Fund III (‘‘PMX’’), PIMCO California Municipal Income Fund III (‘‘PZC’’), PIMCO New York Municipal Income Fund III (‘‘PYN’’) (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any adjournment or postponement thereof (the ‘‘Meeting’’). The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Wednesday, December 28, 2005 at 9:30 a.m., Eastern Time.

The Notice of Joint Annual Meeting of Shareholders (the ‘‘Notice’’), this Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about November 16, 2005.

The Meeting is scheduled as a joint meeting of the holders of common shares (the ‘‘Common Shareholders’’) and preferred shares (the ‘‘Preferred Shareholders’’ and, together with Common Shareholders, the ‘‘Shareholders’’) of each Fund because the Shareholders of each Fund are expected to consider and vote on similar matters. Shareholders of each Fund will vote on the proposal set forth herein (the ‘‘Proposal’’) and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of the other Fund.

The Board of each Fund has fixed the close of business on November 4, 2005 as the record date (the ‘‘Record Date’’) for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of each Fund on the Record Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock (‘‘Common Shares’’) and shares of preferred stock (‘‘Preferred Shares’’ and, together with the Common Shares, the ‘‘Shares’’) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
PMF	24,398,928	8,000
PCQ	17,859,417	6,000
PNF	7,425,008	2,520
PML	58,461,164	20,200
PCK	30,326,329	10,400
PNI	10,489,475	3,600
PMX	31,189,462	10,800
PZC	21,367,197	7,400
PYN	5,466,417	1,880

The classes of stock listed for each Fund in the table above are the only classes of stock currently authorized by the Fund.

At the Meeting, Preferred Shareholders of each Fund will have equal voting rights (i.e., one vote per Share) with the Fund’s Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting. As summarized in the table below, for each Fund (i) the Common and Preferred Shareholders of PMF, PCQ, PNF, PML, PCK and PNI, voting together as a single class, have the right to vote on the election of R. Peter Sullivan III, and David C. Flattum as Trustees of the applicable Fund (ii) the Common and Preferred Shareholders of PMX, PZC and PYN, voting together as a single class, have the right to vote on the election of Paul Belica and David C. Flattum as Trustees of the applicable Fund.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees
PMF/PCQ/PNF/PML/PCK/PNI
Independent Trustees*
Election of R. Peter Sullivan III	X	X
Interested Trustee†
Election of David C. Flattum	X	X
PMX/PZC/PYN
Independent Trustees*
Election of Paul Belica	X	X
Interested Trustee†
Election of David C. Flattum	X	X

*	‘‘Independent Trustees’’ or ‘‘Independent Nominees’’ are those Trustees or nominees who are not ‘‘interested persons,’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), of the Fund.

†	Mr. Flattum is an "interested person" of the Fund due to his affiliation with Allianz Global Investors of America L.P. and the Manager. In addition to Mr. Flattum's positions with Funds set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America L.P.; member of Management Board, Allianz Global Investors Fund Management LLC; Director of PIMCO Global Advisors (Resources) Limited; Managing Director of Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC; PIMCO Advisors Holdings LLC; Director and Chief Executive Officer, Oppenheimer Group, Inc.

You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, NY 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

The principal executive offices of the Funds are located at 1345 Avenue of the Americas, New York, New York 10105. Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Manager’’) serves as the investment manager of each Fund and retains its affiliate, Pacific Investment Management Company LLC (‘‘PIMCO’’ or the ‘‘Sub-Advisor’’), to serve as each Fund’s sub-adviser. Additional information regarding the Manager and PIMCO may be found under ‘‘Additional Information — Investment Manager and Portfolio Manager’’ below.

The solicitation will be by mail primarily and the cost of soliciting proxies for a Fund will be borne by that Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by each of the Funds based on each Fund’s relative net assets.

As of November 4, 2005, the Trustees and nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Common Shares and Preferred Shares and, to the knowledge of the Funds, no person beneficially owned more than five percent (5%) of the outstanding Shares of any class of either Fund.

PROPOSAL: ELECTION OF TRUSTEES

In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (each a ‘‘Declaration’’), the Trustees have been divided into the following three classes (each a ‘‘Class’’): Class I, Class II and Class III.

With respect to PMF, PCQ, PNF, PML, PCK and PNI, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the 2006 annual meeting of shareholders; and the term of office of the Class II Trustees will expire at the 2007 annual meeting of shareholders. Currently, Messrs. R. Peter Sullivan III and David C. Flattum are the Class III Trustees on the Board of each of these six Funds. The Nominating Committee has recommended to the PMF, PCQ, PNF, PML, PCK and PNI Board that Messrs. Sullivan and Flattum be nominated for re-election as Class III Trustees at the Meeting. Consistent with the Declarations, if elected, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Sullivan and Flattum will serve a term consistent with the Class III Trustees, which will expire at the Fund’s 2008 annual meeting.

With respect to PMX, PZC and PYN, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the 2006 annual meeting of shareholders; and the term of office of the Class II Trustees will expire at the 2007 annual meeting of shareholders. Currently, Messrs. Belica and David C. Flattum are the Class III Trustees on the Board of each of these three Funds. The Nominating Committee has recommended to the Board that

Messrs. Belica and Flattum be nominated for re-election as Class III Trustees at the Meeting. Consistent with the Declarations, if elected, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Belica and Flattum will serve a term consistent with the Class III Trustees, which will expire at the Fund’s 2008 annual meeting.

All members of the Board are or will be, if elected, ‘‘Continuing Trustees,’’ as such term is defined in the Declarations, having either served as Trustee since the inception of the Funds or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by an increase in the number of Trustees (whether or not such vacancy has been filled by election of a new Trustee by the Board of Trustees) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee/Nominee	Class	Expiration of Term if Elected*
PMF/PCQ/PNF/PML/PCK/PNI
R. Peter Sullivan III	Class III	2008 Annual Meeting
David C. Flattum	Class III	2008 Annual Meeting
PMX/PZC/PYN
Paul Belica	Class III	2008 Annual Meeting
David C. Flattum	Class III	2008 Annual Meeting

*	A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under this classified Board structure, only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an ‘‘anti-takeover’’ provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Fund.

Name, Address*, and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Independent Trustees/Nominees
Paul Belica Age 84 PMF/PCQ/PNF/PML/PCK/PNI – Class II PMX/PZC/PYN – Class III	Trustee	PMF/PCQ/PNF – Since inception (June 2001) PML/PCK/PNI – Since inception (June 2002) PMX/PZC/PYN – Since inception (September 2002)	Trustee Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, senior executive and member of the Board of Smith Barney, Harris Upham & Co., and the CEO of five State of New York agencies.	21	None.
Robert E. Connor Age 71 Class I	Trustee	PMF/PCQ/PNF – Since inception (June 2001) PML/PCK/PNI – Since inception (June 2002) PMX/PZC/PYN – Since inception (September 2002)	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	24	None.
John J. Dalessandro II Age 68 Class II	Trustee	PMF/PCQ/PNF – Since August 2001 PML/PCK/PNI – Since inception (June 2002) PMX/PZC/PYN – Since inception (September 2002)	Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.	23	None.
Hans W. Kertess Age 66 Class I	Trustee	PMF/PCQ/PNF – Since inception (June 2001) PML/PCK/PNI – Since inception (June 2002) PMX/PZC/PYN – Since October 2003	President, H. Kertess & Co.; Formerly, Managing Director, Royal Bank of Canada Capital Markets.	23	None.
R. Peter Sullivan III Age 64 PMF/PCQ/PNF/PML/PCK/PNI – Class III PMX/PZC/PYN – Class II	Trustee	PMF/PCQ/PNF – Since April 2002 PML/PCK/PNI – Since inception (June 2002) PMX/PZC/PYN – Since January 2004	Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	19	None.

Name, Address*, and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Interested Trustees/Nominees
David C. Flattum Age 41 Class III	Trustee	Since September 2004	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America L.P.; member of Management Board, Allianz Global Investors Fund Management LLC. Formerly, Head of Corporate Functions of Allianz Global Investors of America L.P.; Partner, Latham & Watkins LLP (1998-2001).	54	None.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

The following table states the dollar range of equity securities beneficially owned as of November 4, 2005 by each Trustee and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustee or nominee in the ‘‘family of investment companies’’ including the Funds.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Nominee in the Family of Investment Companies*
Independent Trustees/Nominees
Paul Belica	None.	Over $100,000.
Robert E. Connor	None.	None.
Hans W. Kertess	None.	None.
R. Peter Sullivan III	None.	None.
John J. Dalessandro II	None.	None.
Interested Trustees/Nominees
David C. Flattum	None.	Over $100,000.

*	Securities are valued as of November 4, 2005.

To the knowledge of the Fund, as of November 4, 2005, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation. The Funds, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund (collectively, the ‘‘AGIFM Closed-End Funds’’) are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives compensation for their attendance at joint meetings and for their service on Board committees. Trustees will receive compensation equal to (i) $1,750 per fund for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meeting is attended in person and (iii) $1,000 per fund for joint meetings attended telephonically. The Independent Chairman of the Boards receives an additional $2,500 per fund per year. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per fund for any Results Meeting or fund (s) specific meeting of the Audit Oversight Committees and $5000 for any joint Scope Meeting. An Audit Oversight Committee Chairman annually receives an additional $500 per fund per year for which he serves as Chairman.

Each Trustee's compensation and other meeting-related expenses are allocated pro rata among the AGIFM Closed-End Funds on whose Boards the Trustee serves based on each such Fund's net assets, including net assets attributable to any Preferred Shares that may be outstanding.

The AGIFM Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

The following table provides information concerning the compensation paid to the Trustees for the Funds’ fiscal years ended April 30, 2005, for PMF, PCQ and PNF, May 31, 2005 for PML, PCK and PNI and September 30, 2005 for PMX, PZC and PYN. For the fiscal years ended April 30, 2005, May 31, 2005 and September 30, 2005, the Trustees and nominees received the compensation set forth in the following table serving as trustees of the particular Funds. For the calendar year ended December 31, 2004, the Trustees and nominees received the compensation set forth in the table below for serving as trustees of the Funds and other funds in the same ‘‘Fund Complex’’ as the Funds. Each officer and Trustee, who is a director, officer, partner, member or employee of the Manager or PIMCO, or any entity controlling, controlled by or under common control with the Manager or PIMCO, including Mr. Flattum, serves without any compensation from the Funds.

Compensation Table

Name of Trustee	Aggregate Compensation from PMF, PCQ and PNF for the Fiscal Year Ended April 30, 2005*	Aggregate Compensation from PML, PCK and PNI for the Fiscal Year Ended May 31, 2005*	Aggregate Compensation from PMX, PZC and PYN for the Fiscal Year Ended September 30, 2005*	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2004*
Independent Trustees/Nominees
Paul Belica	$10,134	$20,440	$16,103	$130,762
Robert E. Connor	$11,218	$22,109	$18,148	$151,286
Hans W. Kertess	$9,943	$19,913	$15,770	$131,705
R. Peter Sullivan III	$8,443	$18,572	$14,290	$65,712
John J. Dalessandro II	$8,443	$15,414	$14,271	$121,539
Interested Trustees/Nominees
David C. Flattum	$0	$0	$0	$0

*	In addition to the AGIFM Closed-End Funds, during the most recently completed fiscal year, all of the Trustees served as Trustees of one open-end investment company (comprising four separate investment portfolios) advised by the Manager and Messrs. Belica and Connor also served as Directors of one closed-end investment company advised by the Manager. These investment companies are considered to be in the same ‘‘Fund Complex’’ as the Funds.

The Funds have no employees. The Funds’ officers and Mr. Flattum are compensated by the Manager, PIMCO or one of their affiliates.

Board Committees and Meetings.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). Each Fund’s Audit Committee consists of Messrs. Belica, Connor, Kertess, Dalessandro and Sullivan, each of whom is an Independent Trustee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and services to be performed by the auditors for certain affiliates, including the Manager and PIMCO and entities in a control relationship with the Manager or PIMCO that provide services to each Fund where the engagement relates directly to the operations and financial reporting of that Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

Each member of each Fund’s Audit Oversight Committee is ‘‘independent,’’ as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, dated June 16, 2005, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of PMF, PCQ and PNF, dated June 16, 2005, is attached to this Proxy Statement as Exhibit B-1. A report of the Audit Oversight Committee of PML, PCK and PNI, dated July 19, 2005, is attached to this Proxy Statement as Exhibit B-2. A report of the Audit Oversight Committee of PMX, PZC and PYN, dated November 16, 2005, is attached to this Proxy Statement as Exhibit B-3.

Nominating Committee. The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica, Connor, Kertess, Dalessandro and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee has adopted a charter, which is posted on the following website: http://www.allianzinvestors.com/closedendfunds/literature.

Each member of the Nominating Committee is ‘‘independent,’’ as independence for nominating committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustee Nominees. The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv)

any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identity potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustee, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Fund’s Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at http://www.allianzinvestors.com/closedendfunds/literature, for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Valuation Committee.    The Board of each Fund has a Valuation Committee, consisting of Messrs. Belica, Connor, Kertess, Dalessandro and Sullivan. The Board of each Fund has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager and PIMCO regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee. The Board of each Fund has a Compensation Committee, consisting of Messrs. Belica, Connor, Kertess, Dalessandro and Sullivan. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Funds who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO.

Meetings. With respect to PMF, PCQ and PNF, during the fiscal year ended April 30, 2005, the Board of Trustees held 4 regular meetings and 2 special meetings. The Audit Oversight Committee met in separate session twice, the Nominating Committee met once and the Valuation and Compensation Committees did not meet in separate sessions. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended April 30, 2005.

With respect to PML, PCK and PNI, during the fiscal year ended May 31, 2005, the Board of Trustees held 4 regular meetings and 2 special meetings. The Audit Oversight Committee met in separate session twice, the Nominating Committee met once and the Valuation and Compensation Committees did not meet in separate sessions. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended May 31, 2005.

With respect to PMX, PZC and PYN, during the fiscal year ended September 30, 2005, the Board of Trustees held 4 regular meetings and 1 special meeting. The Audit Oversight Committee met in separate session twice and the Nominating, the Valuation and Compensation Committees did not meet in separate sessions. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended September 30, 2005.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Brian Shlissel, Fund President, Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The President of the Fund is responsible for reviewing properly submitted shareholder communications. The President shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the President determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The President may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures. No Trustees attended the most recent annual shareholder meeting for each of the Funds.

Section 16(a) Beneficial Ownership Reporting Compliance. Each Fund's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund (i.e., the Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission (the ‘‘SEC’’) and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, the Funds believe that each of the Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers has complied with all applicable filing requirements during the Fund’s respective fiscal years ended April 30, 2005 for PMF, PCQ and PNF; May 31, 2005 for PML, PCK and PNI; and September 30, 2005 for PMX, PZC and PYN, except that due to administrative oversight, four late filing were made on Form 4 by William H. Gross reporting (i) one transaction in PCK Common Shares (ii) two transactions in PZC Common Shares and (iii) one transaction in PMX Common Shares and one late filing was made on Form 4 by Bill Powers reporting one transaction in PCQ Common Shares.

Required Vote. Election of Messrs. Sullivan, Belica and Flattum to the Board of Trustees of the applicable Funds will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders of such Fund (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy.

The Board of Trustees of each Fund Unanimously Recommends that You Vote FOR this Proposal.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers hold office at the pleasure of the Boards and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or PIMCO are not compensated by the Funds. Unless otherwise noted, the address of all officers is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 1345 Avenue of the Americas New York, NY 10105 Age: 41	President, Chief Executive Officer	PMF/PCQ/PNF-Since September 2002. Formerly, Treasurer and Principal Financial and Accounting Officer (June 2001 to September 2002) PML/PCK/PNI – Since September 2002. Formerly, Treasurer and Principal Accounting Officer (June 2002 to September 2002) PMX/PZC/PYN – Since inception (September 2002)	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee, President and Chief Executive Officer, Premier VIT; President and Chief Executive Officer, Fixed Income SHares, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Assistant Treasurer, Allianz Funds.
Larry Altadonna 1345 Avenue of the Americas New York, NY 10105 Age: 39	Treasurer, Principal Financial and Accounting Officer	PMF/PCQ/PNF/PML/PCK/PNI – Since September 2002 PMX/PZC/PYN – Since inception (September 2002)	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas- Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares, Premier VIT; Assistant Treasurer, Allianz Funds. Formerly, Director of Fund Administration, Prudential Investments.

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo 2187 Atlantic Street Stamford, CT 06902 Age: 37	Secretary and Chief Legal Officer	Since December 2004	Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary and Chief Legal Officer, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas- Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Municipal Advantage Fund Inc., Fixed Income SHares and Premier VIT. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.
Newton B. Schott, Jr. 2187 Atlantic Street Stamford, CT 06902 Age: 63	Vice President, Secretary	PMF/PCQ/PNF Since inception (June 2001) PML/PCK/PNI Since inception (June 2002) PMX/PZC/PYN Since inception (September 2002)	Managing Director, Chief Administrative Officer, General Counsel and Secretary, Allianz Global Investors Distributors LLC; Managing Director, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, Allianz Funds; Vice President, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-
Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS Income Fund and Municipal Advantage Fund Inc.

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Youse Guia 888 San Clemente Drive, Suite 100 Newport Beach, CA 92660 Age: 33	Chief Compliance Officer	Since October 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income
Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-
Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Municipal Advantage Fund, Inc, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).
Jennifer A. Patula 1345 Avenue of the Americas, 47th Floor New York, NY 10105 Age: 27	Assistant Secretary	Since February 2004	Fund Administrator, Allianz Global Investors of America, L.P., Assistant Secretary, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Municipal Advantage Fund, Fixed Income SHares and Premier VIT.

Investment Manager and Portfolio Manager. The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Funds. The Manager retains its affiliate, PIMCO, as sub-adviser to manage each of the Funds’ investments. PIMCO is located at 800 Newport Center Drive, Newport Beach, CA 92660. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

Legal Proceedings. On September 13, 2004, the SEC announced that the Manager and two affiliates of the Manager, PEA Capital LLC and Allianz Global Investors Distributors LLC (formerly, PA Fund Distributors LLC) (the ‘‘Affiliates’’) had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies (‘‘open-end funds’’) advised or distributed by these certain affiliates. In their settlement with the SEC, the Manager and Affiliates consented to the entry of an order by the SEC and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Manager and the Affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Manager and the Affiliates have been dismissed from the related complaint the SEC filed on May 6, 2004 in the U.S. District Court in the Southern District of New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Funds.

In a related action on June 1, 2004, the Attorney General of the State of New Jersey (‘‘NJAG’’) announced that it had entered into a settlement agreement with Allianz Global Investors of America L.P. (formerly, Allianz Dresdner Asset Management of America L.P.) (‘‘AGI’’), an indirect parent of the Manager and the Affiliates, in connection with a complaint filed by the NJAG on February 17, 2004. In the settlement, AGI and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the SEC order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the Funds.

On September 15, 2004, the SEC announced that the Manager and the Affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called ‘‘shelf space’’ arrangements with certain broker-dealers. In their settlement with the SEC, the Manager and the Affiliates consented to the entry of an order by the SEC without admitting or denying the findings contained in the order. In connection with the settlement, the Manager and the Affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Manager and the Affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with one of the Affiliates of the Manager in resolution of an investigation into matters that are similar to those discussed in the SEC order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things, that this Affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the Affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters. Neither the SEC order nor the California Attorney General’s complaint alleges any inappropriate activity took place with respect to the Funds.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the ‘‘West Virginia Complaint’’) against the Manager and the Affiliates based on the same circumstances as those cited in the 2004 settlements with the SEC and NJAG involving alleged ‘‘market timing’’ activities described above. The West Virginia Complaint alleges, among other things, that the Manager and the Affiliates improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the Manager and the Affiliates in violation of the funds’ stated restrictions on ‘‘market timing.’’ The West Virginia Complaint also names numerous other defendants unaffiliated with the Manager and the Affiliates in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The Manager and the Affiliates and the unaffiliated mutual fund defendants removed the proceeding to federal court, and on October 19, 2005, the action was transferred to the Multi-District Litigation for market timing-related actions currently pending in the U.S. District Court for the District of Maryland, which is described below. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees. The West Virginia Complaint does not allege that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Manager and the Affiliates and certain other affiliates of the Manager and their employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern ‘‘market timing,’’ and they have been transferred to and consolidated for pre-trial proceedings in a Multi-District Litigation in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern ‘‘revenue sharing’’ with brokers offering ‘‘shelf space’’ and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds.

The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Manager believes that other similar lawsuits may be filed in federal or state courts naming as defendants the Manager, the Affiliates, AGI, the Funds, other open- and closed-end funds advised or distributed by the Manager and/or its affiliates, the boards of trustees of those funds, and/or other affiliates and their employees.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager, AGI and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey settlement described above under Section 9(a), the Manager and certain of its affiliates (together, the ‘‘Applicants’’) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against the Manager or the Affiliates, the Manager or the Affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

A putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., was filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities for which the Manager serves as investment adviser. The U.S. District Court for the Central District of California dismissed the action with prejudice on June 10, 2005. The plaintiffs alleged that funds trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiffs claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages.

The foregoing speaks only as of the date of this Proxy Statement. There may be additional litigation or regulatory developments in connection with the matters discussed above.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board unanimously selected PricewaterhouseCoopers LLP (‘‘PwC’’) as the independent registered public accounting firm for the current fiscal years ending April 30, 2005 for PMF, PCQ and PNF; May 31, 2005 for PML, PCK and PNI; and September 30, 2005 for PMX, PZC and PYN. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and PIMCO serve as investment adviser or sub-adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, PIMCO and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the ‘‘Accounting Affiliates’’), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of a Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. A Chairman of a Fund’s Audit Oversight Committee

(or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by a Chairman (or other delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to a Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the ‘‘de minimis exception’’).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each of the Funds’ last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PMF	April 30, 2004	$42,690
	April 30, 2005	$33,080
PCQ	April 30, 2004	$41,667
	April 30, 2005	$27,772
PNF	April 30, 2004	$21,893
	April 30, 2005	$19,148
PML	May 31, 2004	$48,350
	May 31, 2005	$41,616
PCK	May 31, 2004	$33,085
	May 31, 2005	$28,657
PNI	May 31, 2004	$22,815
	May 31, 2005	$19,727
PMX	September 30, 2004	$34,906
	September 30, 2005	$40,210
PZC	September 30, 2004	$27,977
	September 30, 2005	$32,482
PYN	September 30, 2004	$17,117
	September 30, 2005	$19,808

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees’’ above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for each of the Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to each Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Audit-Related Fees
PMF	April 30, 2004	$8,715
	April 30, 2005	$8,273
PCQ	April 30, 2004	$7,262
	April 30, 2005	$6,943
PNF	April 30, 2004	$4,773
	April 30, 2005	$4,784
PML	May 31, 2004	$11,800
	May 31, 2005	$10,173
PCK	May 31, 2004	$6,000
	May 31, 2005	$7,005
PNI	May 31, 2004	$2,200
	May 31, 2005	$4,822
PMX	September 30, 2004	$16,268
	September 30, 2005	$9,564
PZC	September 30, 2004	$12,911
	September 30, 2005	$7,725
PYN	September 30, 2004	$7,662
	September 30, 2005	$4,711

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each of each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Tax Fees
PMF	April 30, 2004	$7,200
	April 30, 2005	$8,000
PCQ	April 30, 2004	$7,200
	April 30, 2005	$8,000
PNF	April 30, 2004	$7,200
	April 30, 2005	$8,000
PML	May 31, 2004	$4,700
	May 31, 2005	$8,000
PCK	May 31, 2004	$4,700
	May 31, 2005	$8,000
PNI	May 31, 2004	$4,700
	May 31, 2005	$8,000
PMX	September 30, 2004	$8,000
	September 30, 2005	$8,500
PZC	September 30, 2004	$8,000
	September 30, 2005	$8,500
PYN	September 30, 2004	$8,000
	September 30, 2005	$8,500

All Other Fees. All Other Fees are fees related to services other than those reported above under ‘‘Audit Fees,’’ ‘‘Audit-Related Fees’’ and ‘‘Tax Fees.’’ For each Fund’s last two fiscal years, no such fees were billed by PwC to the Funds or the Funds’ Accounting Affiliates.

During the periods indicated in the tables above, no services described under ‘‘Audit-Related Fees,’’ ‘‘Tax Fees’’ or ‘‘All Other Fees’’ were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, for each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
PMF	April 30, 2004	$15,915	$2,982,767	$2,998,682
	April 30, 2005	$16,273	$1,841,250	$1,857,523
PCQ	April 30, 2004	$14,462	$2,982,767	$2,997,229
	April 30, 2005	$14,943	$1,842,580	$1,857,523
PNF	April 30, 2004	$11,973	$2,982,767	$2,994,740
	April 30, 2005	$12,784	$1,844,739	$1,857,523
PML	May 31, 2004	$16,500	$2,744,387	$2,760,887
	May 31, 2005	$18,173	$2,530,008	$2,548,181
PCK	May 31, 2004	$10,700	$2,744,387	$2,755,087
	May 31, 2005	$15,005	$2,533,176	$2,548,181
PNI	May 31, 2004	$6,900	$2,744,387	$2,751,287
	May 31, 2005	$12,822	$2,535,359	$2,548,181
PMX	September 30, 2004	$24,268	$2,804,545	$2,828,813
	September 30, 2005	$18,064	$3,213,323	$3,231,387
PZC	September 30, 2004	$20,911	$2,804,545	$2,825,456
	September 30, 2005	$16,225	$3,215,162	$3,231,387
PYN	September 30, 2004	$15,662	$2,804,545	$2,820,207
	September 30, 2005	$13,211	$3,218,176	$3,231,387

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee were compatible with maintaining the independence of PwC as the Funds’ principal auditors.

Other Business. As of the date of this Proxy Statement, the Funds’ officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares and Preferred Shares of each Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time.

Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the applicable Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the ‘‘Tellers’’) for the Meeting. For purposes of determining the presence of a quorum, for each Fund, the Tellers will count the total number of votes cast ‘‘for’’ or ‘‘against’’ approval of the Proposal for that Fund, as well as Shares represented by proxies that reflect abstentions and ‘‘broker non-votes’’ (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

Reports to Shareholders. The 2005 Annual Report to Shareholders for PMF, PCQ and PNF was mailed to Shareholders on or about June 27, 2005. The 2005 Annual Report to Shareholders for PML, PCK and PNI was mailed to Shareholders on or about July 28, 2005. The 2005 Annual Report to Shareholders for PMX, PZC and PYN is going to be mailed to Shareholders on or about November 28, 2005. Additional copies of the Annual Reports and the Funds’ subsequent semi-annual reports, if any, may be obtained without charge from the Funds by calling 1-877-819-2224 or by writing to the Funds at 2187 Atlantic Street, 7th Floor, Stamford, CT 06902.

Shareholder Proposals for 2006 Annual Meetings. It is currently anticipated that the Funds’ next annual meeting of Shareholders (in 2006) will be held in December 2006. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than July 19, 2006 for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund’s Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2006 annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier, September 17, 2006 and no later than October 2, 2006. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, at Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

November 16, 2005

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds
Audit Oversight Committee Charter

(Adopted as of January 14, 2004,
as amended through
June 16, 2005)

The Board of Trustees (each a ‘‘Board’’) of each of the registered investment companies listed in Appendix A hereto (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the ‘‘Committee’’) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct ‘‘field work’’ or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an ‘‘interested person’’ of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the ‘‘NYSE’’). Each member of the Committee must be ‘‘financially literate’’ (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have ‘‘accounting or related financial management expertise,’’ in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2. To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (‘‘ISB’’) No. 1.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (‘‘SAS’’) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of June 16, 2005)

PIMCO MUNICIPAL INCOME FUND
PIMCO CALIFORNIA MUNICIPAL INCOME FUND
PIMCO NEW YORK MUNICIPAL INCOME FUND
PIMCO CORPORATE INCOME FUND
PIMCO MUNICIPAL INCOME FUND II
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
PIMCO NEW YORK MUNICIPAL INCOME FUND II
PIMCO MUNICIPAL INCOME FUND III
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
PIMCO NEW YORK MUNICIPAL INCOME FUND III
PIMCO CORPORATE OPPORTUNITY FUND
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
PIMCO HIGH INCOME FUND
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
PIMCO FLOATING RATE INCOME FUND
PIMCO FLOATING RATE STRATEGY FUND
NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND
PIMCO GLOBAL STOCKSPLUS & INCOME FUND

Exhibit B-1 to Proxy Statement

Report of Audit Oversight Committees

of the Board of Trustees of
PIMCO Municipal Income Fund
PIMCO California Municipal Income Fund
PIMCO New York Municipal Income Fund
(each, a "Fund")

Dated June 16, 2005

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent registered public accounting firm’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended April 30, 2005 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended April 30, 2005. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent registered public accounting firms to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters. With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager, and Pacific Investment Management Company LLC (‘‘PIMCO’’), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board of the Fund and recommends that (1) the audited financial statements for the fiscal year ended April 30, 2005 for the Fund be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending April 30, 2006.

Submitted by the Audit Oversight Committees of the Boards of Trustees:

Paul Belica
Robert E. Connor
John J. Dalessandro II
Hans W. Kertess
R. Peter Sullivan III

Exhibit B-2 to Proxy Statement

Report of Audit Oversight Committees

of the Board of Trustees of
PIMCO Municipal Income Fund II
PIMCO California Municipal Income Fund II
PIMCO New York Municipal Income Fund II
(each, a "Fund")

Dated July 19, 2005

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent registered public accounting firm’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended May 31, 2005 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended May 31, 2005. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent registered public accounting firms to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters. With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager, and Pacific Investment Management Company LLC (‘‘PIMCO’’), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board of the Fund and recommends that (1) the audited financial statements for the fiscal year ended May 31, 2005 for the Fund be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending May 31, 2006.

Submitted by the Audit Oversight Committees of the Boards of Trustees:

Paul Belica
Robert E. Connor
John J. Dalessandro II
Hans W. Kertess
R. Peter Sullivan III

Exhibit B-3 to Proxy Statement

Report of Audit Oversight Committees

of the Board of Trustees of
PIMCO Municipal Income Fund III
PIMCO California Municipal Income Fund III
PIMCO New York Municipal Income Fund III
(each, a "Fund")

Dated November 16, 2005

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent registered public accounting firm’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended September 30, 2005 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended September 30, 2005. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent registered public accounting firms to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters. With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager, and Pacific Investment Management Company LLC (‘‘PIMCO’’), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board of the Fund and recommends that (1) the audited financial statements for the fiscal year ended September 30, 2005 for the Fund be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2006.

Submitted by the Audit Oversight Committees of the Boards of Trustees:

Paul Belica
Robert E. Connor
John J. Dalessandro II
Hans W. Kertess
R. Peter Sullivan III

                                     PROXY
                           PIMCO MUNICIPAL INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                           PIMCO MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                           PIMCO MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Income Fund, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                           PIMCO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income
Fund, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income
Fund, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                        PIMCO CALIFORNIA MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
 -----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                        PIMCO NEW YORK MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income
Fund, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                        PIMCO NEW YORK MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                         PIMCO MUNICIPAL INCOME FUND II
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund II, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
 -----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                            PIMCO MUNICIPAL INCOME FUND II
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                         PIMCO MUNICIPAL INCOME FUND II
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Income Fund II, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                          PIMCO MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income
Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz
Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor,
New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
 -----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                      PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income
Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz
Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor,
New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund
II, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                      PIMCO NEW YORK MUNICIPAL INCOME FUND II
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income
Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz
Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor,
New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                       PIMCO NEW YORK MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | | has been made on
the reverse side of this card.                            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                         PIMCO MUNICIPAL INCOME FUND III
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund III, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

 -----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
 -----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                           PIMCO MUNICIPAL INCOME FUND III
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                         PIMCO MUNICIPAL INCOME FUND III
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Income Fund III, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                        PIMCO MUNICIPAL INCOME FUND III
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income
Fund III, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz
Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor,
New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income
Fund III, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz
Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor,
New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund
III, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class III) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income
Fund III, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:30 a.m., Eastern Time, December 28, 2005 at the offices of Allianz
Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor,
New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class III) and (03) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                      PIMCO NEW YORK MUNICIPAL INCOME FUND III
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______